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Exhibit 10.7
                            Schedule to Form of HCR
                     Unconditional and Continuing Guaranty
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                                               State of
Borrower or Tenant        Lender             Organization        Loan             Sole Member           Property            County
------------------        ------             ------------        ----             -----------           --------            ------
Financial Care         Pennsylvania BCC      Pennsylvania       $686,800.00     Balanced Care at         Lebanon,          Lebanon
Investors of           Properties, Inc.                                           Lebanon, Inc.        Pennsylvania
Lebanon, LLC

Financial Care         Pennsylvania BCC      Pennsylvania       $674,050.00     Balanced Care at      Mountoursville,      Lycoming
Investors of           Properties, Inc.                                         Loyalsock, Inc.        Pennsylvania
Loyalsock, LLC

Financial Care         HCN BCC Holdings,       Delaware         $692,000.00     Balanced Care at        Morristown,        Hamblen
Investors of                 Inc.                                               Morristown, Inc.         Tennessee
Morristown, LLC

Financial Care         HCN BCC Holdings,       Delaware         $697,948.00     Balanced Care at        Oak Ridge,         Anderson
Investors of Oak             Inc.                                               Oak Ridge, Inc.          Tennessee
Ridge, LLC

Financial Care         HCN BCC                 Delaware       $1,243,550.00     Balanced Care at      Sagamore Hills,       Summit
Investors of           Holdings, Inc.                                          Sagamore Hills, Inc.        Ohio
Sagamore Hills,
LLC

Financial Care         HCN BCC                 Delaware       $1,313,675.00     Balanced Care at       Westerville,        Franklin
Investors of           Holdings, Inc.                                           Westerville, Inc.          Ohio
Westerville, LLC

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